                                                                  Exhibit 10.101

Instrument
dated 10 September 1998

by

IMPAC Europe Public Limited Company
as Issuer

and

Bank of America National Trust & Savings
Association (acting through its London branch) as Guarantor

constituting a maximum principal amount of (pound)8,534,991
Guaranteed Unsecured Floating Rate Loan Notes 1999/2003

SIMMONS & SIMMONS

21 Wilson Street London EC2M 2TX
Tel 0171-628 2020 528 9292 Fax 0171-628 2070 DX Box No 12
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                                    CONTENTS

1.  Definitions and interpretation ...........................  1

2.  Issue ....................................................  4

3.  Repayment ................................................  4

4.  Certificates .............................................  4

5.  Benefit of terms .........................................  5

6.  Registration .............................................  5

7.  Appointment of registrar .................................  6

8.  Guarantee ................................................  6

9.  Substitution and Exchange ................................  9

10. Copy of instrument ....................................... 11

11. Rights of the Company .................................... 11

12. Overseas registration .................................... 12

13. Modification of this Instrument and/or the Conditions .... 12

14. Counterparts ............................................. 12

15. Waiver and Exercise of Rights ............................ 12

16. Governing law and jurisdiction ........................... 12

SCHEDULE 1: FORM OF CERTIFICATE FOR THE NOTES ................ 14

1.  Status ................................................... 16

2.  Interest ................................................. 16

3.  Repayment ................................................ 17

4.  Purchase ................................................. 19


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5.  Cancellation ............................................. 20

6.  Guarantee ................................................ 20

7.  No set-off ............................................... 20

8.  Modification ............................................. 20

9.  Further issues of Notes .................................. 21

10. Delivery up of certificates .............................. 21

11. Manner of payment ........................................ 22

12. Notices .................................................. 23

1.  Repayment ................................................ 24

2.  Method of repayment ...................................... 24

3.  Balance certificate ...................................... 24

SCHEDULE 2: REGISTRATION AND TRANSFER ........................ 26

1.  Registered holder ........................................ 26

2.  Entitlement .............................................. 26

3.  Method of transfer ....................................... 26

4.  Documents required for transfer .......................... 26

5.  Charges .................................................. 27

6.  Suspension ............................................... 27

7.  Transfer of title ........................................ 27

8.  Death or bankruptcy ...................................... 27

9.  Replacement certificates ................................. 28

10. Overseas Registration .................................... 28

SCHEDULE 3: MEETINGS OF NOTEHOLDERS .......................... 29

1.  Right to call ............................................ 29


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2.  Notice period ............................................ 29

3.  Quorum ................................................... 29

4.  Chairman ................................................. 30

5.  Right to adjourn ......................................... 30

6.  Voting ................................................... 30

7.  Casting vote ............................................. 31

8.  Poll ..................................................... 31

9.  Continuance .............................................. 31

10. Entitlement to vote ...................................... 31

11. Seniority ................................................ 31

12. Proxies .................................................. 31

13. Status of proxy .......................................... 32

14. Appointment of proxies ................................... 32

15. Method of appointment .................................... 32

16. Voting powers of proxies ................................. 32

17. Appointment of representative ............................ 32

18. Additional powers ........................................ 33

19. Extraordinary resolutions ................................ 33

20. Resolutions in writing ................................... 34

21. Meaning of Extraordinary resolution ...................... 34

22. Minutes .................................................. 34

23. Governing Law ............................................ 34

SCHEDULE 4: FORM OF DEMAND ................................... 35


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

THIS INSTRUMENT is dated the 10th day of September 1998 and made

BY:

(1) IMPAC Europe Public Limited Company a company registered in England under number 3487779 whose registered office is at 14 Dominion Street, London EC2M 2RJ (the "Company")

AND

(2) Bank of America National Trust & Savings Association acting through its branch in London at Bank of America House, 1 Alie Street, London E1 8DE (the "Guarantor").

WHEREAS:

(A) In accordance with the Company's Memorandum and Articles of Associations the Company by resolution of a duly authorised committee of its board of Directors passed on 26 August 1998 has authorised the creation and issue of up to a maximum principal amount of (pound)8,534,991 Guaranteed Unsecured Floating Rate Loan Notes 1999/2003 to be constituted in the manner hereinafter appearing for the purposes of implementing the offer made on 22 July 1998 by the Company for the acquisition by the Company of the whole of the issued and to be issued ordinary share capital of Tinsley Robor plc.

(B) The Guarantor has agreed in the manner set out in this Instrument to guarantee the obligations of the Company in respect of the Notes (as defined below).

NOW THIS INSTRUMENT WITNESSETH AND THE COMPANY AND THE GUARANTOR HEREBY AGREE AND DECLARE as follows:

1. Definitions and interpretation

1.1   Definitions

      In these presents where the context admits:

      "Business Day" means a day (other than a Saturday or Sunday) on which banks generally are open for ordinary banking business in London;

      "Canada" means Canada, its territories, provinces and all areas subject to its jurisdiction and any political sub-division thereof;

      "Conditions" means the conditions endorsed or to be endorsed on the certificates for the Notes in the form or substantially in the form set out in Schedule 1 as the same may from time to time be modified in accordance with the provisions of this


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      Instrument and references to a particular numbered Condition shall be construed accordingly;

      "Directors" means the board of Directors for the time being of the Company or a duly authorised committee of the board;

      "IMPAC" means IMPAC Group, Inc., a corporation incorporated in Delaware, United States of America;

      "IMPAC Group" means IMPAC and its subsidiaries and subsidiary undertakings from time to time;

      "Noteholders" means the several persons for the time being entered in the Register as holders of the Notes;

      "Notes" means the Guaranteed Loan Notes 1999/2003 hereby constituted or, as the case may be, the principal amount thereof for the time being issued and outstanding;

      "Offer" means the offer made on 22 July 1998 by the Company for the acquisition by the Company of the whole of the issued and to be issued ordinary share capital of Tinsley Robor plc, as revised, varied, extended or renewed and including any acquisition of such shares under sections 428 to 430F of the Companies Act 1985;

      "Register" means the register of Noteholders kept by or on behalf of the Company;

      "Registered Office" means the registered office of the Company from time to time or such other principal place of business of the Company in England as may from time to time be determined by the Directors and notified to the Noteholders and the Guarantor;

      "Registrar" means the Company at its registered office for the time being or such person as may for the time being be appointed to be the registrar of the Company;

      "Repayment" includes redemption and vice versa and the words "repay" "redeem" "repayable" "redeemable" "repaid" and "redeemed" shall be construed accordingly;

      "Transfer Office" means the Registered Office or such other place within England as may from time to time be determined by the Directors and notified to the Noteholders and the Guarantor; and

      "United States" means the United States of America, its territories and possessions, any State of the United States of America and the district of Columbia and any area subject to its jurisdictions and any political sub-division thereof.


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1.2   Construction of Certain References

      In this Instrument where the context admits:

      (A) words and phrases the definitions of which are contained or referred to in Part XXVI of the Companies Act 1985 shall be construed as having the meanings thereby attributed to them;

      (B) references to statutory provisions shall be construed as references to those provisions as amended or re-enacted or as their application is modified by other provisions from time to time and shall include references to any provisions of which they are re-enactments (whether with or without modification);

      (C) references to Clauses and Schedules are references to Clauses hereof and Schedules hereto, references to sub-Clauses or paragraphs are, unless otherwise stated, references to sub-Clauses of the Clause or paragraphs of the Schedule in which the reference appears;

      (D) references to "this Instrument" include the Schedules and any deed between the Company and the Guarantor expressed to be supplemental hereto as from time to time amended or supplemented; and

      (E) words denoting the singular shall include the plural and vice versa; words denoting persons shall include corporations; and words denoting the masculine shall include the feminine.

1.3   Headings

      The headings and sub-headings are inserted for convenience only and shall not affect the construction of this Instrument.

1.4   Conditions and Schedules

      The Conditions to be endorsed on the certificates for the Notes in the form or substantially in the form set out in Schedule 1 and the provisions contained in Schedule 2 and Schedule 3 shall be deemed to be incorporated in this Instrument and shall be binding on the Company and the Noteholders and all persons claiming through or under them respectively.

2. Issue

2.1   Issue

      The aggregate nominal amount of the Notes is limited to (pound)8,534,991. The Notes shall be issued in registered form credited as fully paid and in amounts and integral multiples of (pound)1.00. The Notes will not be listed on any stock exchange.

2.2   Status

      The Notes shall rank pari passu and rateably inter se without any preference or priority one to another as unsecured debt obligations of the Company with the Company's other unsecured obligations apart from those obligations which are preferred by insolvency laws or laws relating to creditors' rights generally.

2.3   Further issues of Notes

      Subject to the terms of the Offer and the limit in Clause 2.1 of this Instrument, the Company shall be at liberty (and without the consent of any then existing Noteholders or the Guarantor) to create and issue Notes by way of consideration under the Offer.

3. Repayment

On 30 June 2003 (or, if such day is not a Business Day, on the immediately preceding Business Day) or on such earlier date as the Notes or any part thereof become repayable under the provisions of this Instrument or the Conditions, the Company will, subject as provided in the Conditions, pay to each Noteholder the amount due to be repaid on his Notes in accordance with Condition 3 together with interest accrued up to, but excluding, the date of repayment (subject to any requirement to deduct any applicable tax therefrom) and will, from the first date of issue of any of the Notes to the date of such repayment, pay to each Noteholder interest on his Notes (subject to any requirement to deduct any applicable tax therefrom) for the periods and at the rate determined by the Company pursuant to Condition 2 and on the dates specified in Condition 2 and otherwise in accordance with the Conditions.

4. Certificates

4.1   Issue of Certificates

      Every Noteholder shall be entitled without charge to one certificate for the Notes held by him save that joint holders of Notes shall be entitled to one certificate only in respect of the Notes held by them jointly (provided always that the Company shall not be bound to register more than four persons as the joint holders of any Notes) and such certificate shall be delivered to that one of the joint holders who is first named on the Register in respect of the joint holding or to such other person as the joint holders may in writing direct. Where some only of the Notes comprised in a certificate are transferred or repaid, the old certificate shall be cancelled and a new certificate for the balance of the Notes not transferred or repayable on that occasion shall be issued to the Noteholder concerned in lieu without charge.

4.2   Form of Certificates

      Every certificate for Notes shall be in the form or substantially in the form set out in Schedule 1 and shall have endorsed thereon Conditions in the form or substantially in the form also set out in that Schedule. Every certificate shall be issued under the Common or Securities Seal of the Company which shall be affixed in accordance with the Articles of Association for the time being of the Company.

5. Benefit of terms

The Company hereby covenants with the Noteholders and each of them duly to perform and observe the obligations on its part contained in this Instrument, including the provisions of the certificates for the Notes and the Conditions endorsed thereon, and the Notes shall be held subject to and with the benefit of such provisions, all of which shall be binding upon the Company, and all persons claiming through or under it, and shall enure for the benefit of all Noteholders, each of whom shall be entitled to sue for the performance and observance of such provisions so far as his Notes are concerned.

6. Registration

6.1   Obligation to maintain Register

      The Registrar shall keep an accurate register of the Notes at the Transfer Office and there shall be entered in the Register:

      (A) the names and addresses of the holders for the time being of the Notes and, in the case of the joint holders, the names of each joint holder and the address of the first named holder;

      (B) the amount of the Notes held by each registered holder and, in the case of joint holders, the amount of the Notes held by the joint holders taken together;

      (C) the date upon which the name of each such registered holder (including, in the case of joint holders, each joint holder) is entered in respect of the Notes standing in his name (or their names); and

      (D)   the serial number of each certificate for the Notes issued.


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

6.2   Changes of name or address

      Any change of name or address on the part of any Noteholder shall forthwith be notified to the Registrar at the Transfer Office and thereupon the Register shall be altered accordingly.

6.3   Inspection of Register

      Any Noteholder and any person authorised by any Noteholder shall be at liberty at all reasonable times during office hours to inspect the Register and, at their own expense, to take copies of or extracts from the same or any part thereof, except during such period or periods, not exceeding 30 days in total in any year, as the Register is closed by the Company.

7. Appointment of registrar

The Company may at any time appoint any bank, financial institution or company offering registrar services acting through an office in England or Wales to act as the Registrar or as paying agent in respect of the Notes on the terms of an agreement setting out such Registrar's or paying agent's duties and responsibilities. The Company shall notify the Noteholders and the Guarantor of any such appointment. Each Noteholder and the Guarantor shall be entitled to receive a copy of such agreement without charge on application to the Company. No such appointment or the terms of any such agreement shall relieve the Company of any obligation under this Instrument or the Notes.

8. Guarantee

8.1   Guarantor's Obligation

      Subject to Clause 8.2, the Guarantor hereby irrevocably and unconditionally guarantees to the Noteholders and each of them as primary obligor the due and punctual payment by the Company of every sum due of principal and interest from the Company in respect of the Notes. As between the Guarantor and each of the Noteholders, the Guarantor shall be liable as if it were the principal debtor and if any obligation of the Company which is hereby guaranteed is void, voidable or unenforceable for any reason the Guarantor's obligations together with such rights (if any) as the Guarantor may have to be reimbursed by the Company shall not be affected. In this Clause 8, "the Company" shall include every debtor substituted for the Company pursuant to and in accordance with Clause 9.1 and every New Issuer which has issued New Loan Notes in exchange for the Notes pursuant to and in accordance with Clause 9.1 and references to the Notes include any New Loan Notes issued by a New Issuer pursuant to and in accordance with Clause 9.1 (and references to Noteholders shall be construed accordingly).

8.2   Maximum Amount Recoverable

      In respect of principal due from the Company with respect to the Notes, the maximum aggregate amount payable by the Guarantor under this Instrument at any time shall be the aggregate principal amount of the Notes issued less (a) the aggregate principal amount of the Notes redeemed and repaid by the Company; and less (b) the aggregate amount paid by the Guarantor under this Instrument in respect of principal at such time.

      In respect of each (pound)1.00 of principal guaranteed under this Instrument by the Guarantor, the maximum amount of interest recoverable from the Guarantor at any time and from time to time shall not exceed an amount calculated in accordance with the following formula:

      A  =  B/C

      where

      A = the maximum amount of interest recoverable from the Guarantor in respect of such (pound)1 of principal at such time;

      B = (pound)375,000 less an amount equal to the aggregate of all amounts (if any) paid by the Guarantor under this Instrument in respect of interest prior to such time; and

      C = the aggregate principal amount of Notes which have been issued and not redeemed or repaid by the Company as most recently certified by the Company to the Guarantor pursuant to this Clause 8.2.

      The Company undertakes to notify the Guarantor of any redemption of Notes by the Company within ten Business Days thereafter and, at the same time (and at such other time or times as the Guarantor may request), to certify to the Guarantor the aggregate principal amount of Notes which have been issued and have not been redeemed by the Company at such time.

8.3   Demand

      Demands made to the Guarantor under this Instrument shall:

      (A) be made within six months after the failure by the Company to pay any principal moneys or interest payable on the Notes within 30 days of the due date for payment in respect of which such demand is being made, provided that no such demand shall be made on the Guarantor after 31 January, 2004 and any demand made after that date shall be invalid;

      (B) be in or substantially in the form set out in Schedule 4 to this Instrument addressed to Bank of America, National Trust & Savings Association, 1 Alie Street, London El 8DE (marked for the attention of "Trade Finance Department, Ref: 6008GT 003823 /98") and, in the case of a demand for payment of principal of any Note, be accompanied by the certificate(s) relating to the relevant Note(s) in respect of which such demand is made (or, in the case of any lost or destroyed certificate, by an appropriate indemnity in favour of the Guarantor from the Noteholder in a form satisfactory to the Guarantor (acting reasonably));

      (C) be signed by or on behalf of the relevant Noteholder (or, in the case of joint holders, by the first-named such holder);

      (D)   state:

            (1) the full name and address (as appears in the Register) of such Noteholder and the amount of principal which is claimed and, in the case of a claim for interest, state the principal amount on which interest is claimed and the date(s) in respect of which interest is being claimed;

            (2) in the case of a demand for redemption of principal payable in respect of the Notes, that none of the Notes in respect of which such demand is made has been cancelled or repurchased by the Company; and

            (3) that the sum demanded is due and payable by the Company, and the Company has failed to pay the sum demanded.

8.4   Reliance

      The Guarantor may rely on any demand or other document or information believed by it to be genuine and correct and to have been signed or communicated by the person by whom it purports to be signed or communicated and the Guarantor shall not be liable for the consequences of such reliance and shall not investigate or have any obligation to verify or establish that the facts or matters stated therein are true and correct.

8.5   Receipt

      The Guarantor shall only be liable under this Instrument following the actual receipt by it of a demand made in accordance with Clause 8.3.

8.6   Giving of time etc.

      The guarantee in this Instrument is to be a continuing guarantee and shall remain in force (subject to the expiry provisions of Clause 8.3) until all amounts payable by the Company in respect of the Loan Notes shall have been paid in full. The Guarantor's obligations under this Clause 8 shall not be discharged or affected in any way by any of the following: (1) any time or indulgence granted to the Company, (2) any amendment to any of the provisions of this Instrument or any of the Notes made, in each case, in accordance with its terms or any variation, compromise or release of the Company's obligations or liabilities under this Instrument or any of the Notes as may from time to time be agreed between the Company and the Noteholders or any of them, (3) the making or absence of any demand on the Company for payment, (4) the enforcement or absence of enforcement of, or the unenforceability of, this Instrument or the Notes or any of them, (5) the liquidation, winding-up, amalgamation, reconstruction, reorganization or dissolution of the Company, (6) the appointment of a receiver, administrative receiver, administrator, liquidator or similar officer or agent or by any circumstances affecting the obligations of the Company to meet its liabilities or (7) any alteration of the Company's Memorandum or Articles of Association.

8.7   No proceedings necessary against the Company

      The guarantee may be enforced by any Noteholder without first taking steps or proceedings against the Company.

8.8   Payments by the Guarantor

      All sums payable by the Guarantor under this guarantee shall be paid in sterling to the Noteholders in the manner set out in Condition 11. All such payments shall be made free and clear of, and without any deduction or withholding for, or on account of, tax unless the Guarantor is required to make such withholding or deduction by law and shall also be made in full and free and clear of, and without any deduction for or on account of, any set-off or counterclaim.

8.9   Notification of the Rate of Interest

      The Company shall, from time to time, notify the Guarantor of the rate of interest on the Notes as determined by the Company pursuant to Condition 2.

9.    Substitution and Exchange

9.1   Rights to Substitute and Exchange

      The Company (or, where a substitution or exchange has taken place under this Clause 9.1, the substitute or exchanged company) shall be entitled, with the consent of the Guarantor but without the consent of the Noteholders, to substitute any other member of the IMPAC Group as the principal debtor under this Instrument and the Notes in place of the Company (or of any previously substituted or exchanged company under this Clause 9.1). In addition, the Company (or where a substitution or exchange has taken place under this Clause 9.1, the substituted or exchanged company) shall be entitled with the consent of the Guarantor to require all or any of the Noteholders to exchange their Notes for loan notes ("New Loan Notes") issued on the same terms, mutatis mutandis as the Notes (or any loan notes previously issued in exchange therefor) by any other member of the IMPAC Group (the "New Issuer"). The Company (or any substitute or exchanged company) may only exercise the right of substitution or exchange in this Clause 9.1 if the Company has received a written opinion in terms satisfactory to it from a leading taxation Queen's Counsel of at least 10 years standing selected by the Company to the effect that the proposed substitution or exchange will not adversely affect the UK tax position of the Noteholders as a class and in particular will not constitute or cause a disposal of the Notes for the purposes of United Kingdom taxation (the "Opinion") and has given to the Noteholders not less than 21 days notice of its intention to effect the substitution or exchange accompanied by a copy of the Opinion and of the instructions in respect of which it was given.

9.2   Method and Effect of Substitution

      (A) The Company, any substitute company and any New Issuer (as the case may be) shall be entitled to exercise its rights of substitution referred to in Clause 9.1 by means of an instrument (the "Substitution Instrument") pursuant to which the substitute company shall agree to be bound by the terms of this Instrument as fully as if the substitute company had been named in this Instrument and on the Notes as the principal debtor in place of the Company (or of any previous substitute company or New Issuer). The Substitute Instrument shall be executed as a deed by the Company (or any previously substituted company, as the case may be), the substitute company and the Guarantor in such form as they agree. The Substitution Instrument shall not be executed until 21 days have elapsed from the giving of the notice referred to in Clause 9.1. A copy of the Substitution Instrument shall be made available for inspection by the Noteholders.

      (B) Not later than 14 days after the execution of the Substitution Instrument, notice of the substitution will be given to the Noteholders. Such notice shall also give details of the place in England and Wales where copies of the Substitution Instrument, the Opinion and the relevant instructions to counsel may be inspected. The non-receipt of any notice (whether pursuant to this Clause 9.2
            (B) or Clause 9,1) by, or the accidental omission to give notice to, any Noteholder shall not invalidate any substitution pursuant to this Clause 9.

      (C) Upon the execution of the Substitution Instrument, the substituted company will be deemed to be named in this Instrument and on the Notes as the principal debtor in place of the Company (or of any previously substituted company or New Issuer) as provided in the Substitution Instrument and references to the Company in this Instrument and on the Notes shall, if such substitution occurs and where the context so permits, be deemed to be references to such substitute company. The existing certificates held by the Noteholders in respect of the Notes (including the Conditions endorsed thereon) shall not be cancelled, but shall remain valid in relation to the new substitute company as aforesaid.

      (D) Upon the execution of the Substitution Instrument and compliance with the other provisions of Clause 9.1, all of the rights and obligations of the Company (or any previously substituted company or New Issuer) under this Instrument and the Notes shall cease and be terminated, and shall be assumed by the new substitute company.

9.3   Method and Effect of Exchange

      (A) The Company, any substitute company and any New Issuer (as the case may be) shall be entitled to exercise its rights of exchange referred to in Clause 9.1 by means of an instrument (the "Exchange Instrument") which shall be executed as a deed by the Company, the New Issuer and the Guarantor in such form as they agree. The Exchange Instrument shall not be executed until 21 days have elapsed from the giving of the notice referred to in Clause 9.1. A copy of the Exchange Instrument and the Opinion shall be made available for inspection by the Noteholders.

      (B) Not later than 14 days after execution of the Exchange Instrument, the Company (or any previous substitute company or New Issuer, as the case may be) shall serve notice of such exchange on the Noteholders. Such notice shall also give details of the place in England and Wales where copies of the Exchange Instrument, the Opinion and the relevant instructions to counsel may be inspected. The non-receipt of notice (whether pursuant to this Clause 9.3 (B) or Clause 9.1) by, or the accidental omission to give notice (whether pursuant to this Clause 9.3 (B) or Clause 9.1) to, any Noteholder shall not invalidate any exchange pursuant to this Clause 9.

      (C) The notice shall also state that the Noteholders shall not be entitled to receive any New Loan Notes until they have delivered the certificate evidencing the Notes to be exchanged to an address specified in the notice. Within 14 days of receipt of such certificates, or other evidence of title or indemnity, satisfactory to the New Issuer, the New Issuer shall send the New Loan Notes to the Noteholder's address stated on the Register, or to such other address in the United Kingdom as is notified to the New Issuer by the Noteholder.

      (D) Upon the execution of the Exchange Instrument and the issue of the New Loan Notes all of the rights and obligations of the Company (or any previous New Issuer) under this Instrument and the Notes shall cease and be terminated and shall be assumed by the New Issuer.

10. Copy of instrument

Each Noteholder shall be entitled to receive a copy of this Instrument without charge on application to the Company.

11. Rights of the Company

Without prejudice to all other powers of the Company, or any of the provisions of the Articles of Association of the Company, nothing contained in this Instrument shall prevent the Company or any member of the IMPAC Group from:

(A) exercising its borrowing powers in such manner as is permitted by its Articles of Association or by resolution of its shareholders; or

(B) charging or otherwise encumbering or permitting or procuring any of its subsidiaries to charge or otherwise encumber, whether by means of a debenture, mortgage or otherwise, or disposing of, all or any part of its assets, business or undertaking; or

(C) making any change in the nature of its business or that of its subsidiaries.

12. Overseas registration

The Notes issued pursuant to this Instrument have not been and will not be registered under the United States Securities Act of 1933, as amended (the "Securities Act"), or under any relevant securities laws of any state or district of the United States, Canada, Australia, Japan or any other country. Accordingly, unless an exemption under such act or laws is available, the Notes may not be offered, sold, resold or delivered, directly or indirectly, by any person in or into the United States, Canada, Australia or Japan or to any U.S. person (as defined in Regulation S under the Securities Act).

13. Modification of this Instrument, the Notes and/or the Conditions

This Instrument, the Notes and/or the Conditions may be amended by a supplemental instrument executed by the Company and the Guarantor with the sanction of an Extraordinary Resolution of the Noteholders.

14. Counterparts

This Instrument, may be entered into in two Counterparts, one executed by the Company and one by the Guarantor each of which, when executed and delivered, shall be an original but both Counterparts together shall constitute one and the same Instrument.

15. Waiver and Exercise of Rights

15.1 The failure by any Noteholder to enforce at any time or for any period any one or more of the provisions of this Instrument and/or the Conditions shall not be a waiver of them or of the right at any time subsequently to enforce all the terms of this Instrument and the Conditions in accordance with their terms.

15.2 All rights in this Instrument or by the Conditions shall be cumulative and no exercise by a Noteholder of any right shall restrict or prejudice the exercise of any other right and no exercise of any remedy shall preclude the exercise of any other remedy.

16. Governing law and jurisdiction

16.1  Governing law

      This Instrument and the Notes shall be governed by, and construed in accordance with, English law.

16.2  Jurisdiction

      The English Courts shall have exclusive jurisdiction to determine any matter or settle any disputes arising out of or relating to this Instrument. In relation to any legal action or proceedings to enforce the terms of Clause 8 or arising out of or in connection with Clause 8 ("Proceedings"), the Guarantor irrevocably submits to the exclusive jurisdiction of the English courts and waives any objection to Proceedings in such courts on the grounds of venue or on the grounds that Proceedings have been brought in an inappropriate forum. This Clause 16.2 operates for the benefit of the Noteholders who shall retain the right to take Proceedings in any other court having jurisdiction.

16.3  Waiver of Immunity

      To the extent that the Guarantor may be entitled in any jurisdiction to claim for itself or its assets immunity from any suit, execution, attachment (whether provisional or final, in aid of execution, before judgment or otherwise) or other legal process or to the extent that in any jurisdiction such immunity (whether or not claimed) may be attributed to it or its assets, it irrevocably agrees not to claim and irrevocably waives such immunity to the fullest extent permitted by the laws of such jurisdiction.

IN WITNESS WHEREOF this Instrument has been duly executed by the Company and the Guarantor as a deed on the date and year first above written.

                  SCHEDULE 1: FORM OF CERTIFICATE FOR THE NOTES

Certificate No. _____________              Amount of Notes (pound)______________

                       IMPAC EUROPE PUBLIC LIMITED COMPANY

                    (incorporated in England and Wales under
                  the Companies Act 1985 under number 3487779)

                             _______________________

             UNSECURED GUARANTEED FLOATING RATE LOAN NOTES 1999/2003

Issued pursuant to the Memorandum and Articles of Association of IMPAC Europe Public Limited Company (the "Company") and created by resolution of a duly authorised committee of the Board of Directors of the Company passed on
[           ] 1998.

THIS IS TO CERTIFY THAT ________________________________________________________

________________________________________________________________________________

of _____________________________________________________________________________

is/are the registered holder(s) of the above amount of Unsecured Guaranteed Floating Rate Loan Notes 1999/2003 of the Company (the "Notes") which are constituted by an Instrument (the "Instrument") dated 10 September 1998 and made by the Company and Bank of America National Trust and Savings Association (the "Guarantor") and are issued with the benefit of and subject to the provisions contained in the Instrument and the Conditions endorsed hereon. Unless the context otherwise requires, words and expressions defined in the Instrument shall bear the same meanings where used in such Conditions.

Interest (less any applicable tax) is payable on the Notes represented by this certificate as specified in the Conditions endorsed hereon. The Notes are subject to redemption in accordance with Condition 3.

Payments of principal and interest under the Notes are guaranteed by the Guarantor on and subject to the terms and conditions set out in the Instrument and the Conditions.

The Notes and the Instrument are governed by and shall be construed in accordance with English law.

IN WITNESS whereof IMPAC Europe Public Limited Company has executed this Note on [ ] September 1998.

SIGNED by               )                  .........................
and by                  )                  Director
and thereby executed by )
IMPAC EUROPE PUBLIC     )
LIMITED COMPANY         )
as its Deed             )                  .........................
                                           Director/Secretary


                                                           Date:

NOTES:

1. Subject as described in note 2 below, the Notes are registerable and transferable in amounts and multiples of (pound)1.00. No transfer of the whole or any part of the Notes represented by this certificate will be registered without the production of this certificate or such evidence and indemnity therefor as specified in the Conditions endorsed hereon.

2. These Notes have not been and will not be registered under the United States Securities Act of 1933, as amended (the "Securities Act"), or under any relevant securities laws of any state or district of the United States, Canada, Australia, Japan or any other country. Accordingly, unless an exemption under such act or laws is available, the Notes may not be offered, sold, resold or delivered, directly or indirectly, by any person in or into the United States, Canada, Australia or Japan or to any U.S. person (as defined in Regulation S under the Securities Act).

3. Each Noteholder is entitled to receive a copy of the Instrument without charge, on application to the Company.

                                 THE CONDITIONS

1. Status

The Notes are issued in registered form in amounts and integral multiples of (pound)1.00 and constitute unsecured obligations of the Company guaranteed by Bank of America National Trust and Savings Association on and subject to the terms and conditions contained in the Instrument. The Instrument pursuant to which the Notes are issued does not contain any restrictions on borrowing, disposing or charging of assets by the Company or any member of the IMPAC Group.

2. Interest

2.1   Interest Periods

      Interest on the Notes will be payable (subject to any requirement to deduct any applicable tax therefrom) twice yearly in arrears on 30 June and 31 December or, if any such day is not a Business Day, on the immediately preceding Business Day (each an "Interest Payment Date") in each year in respect of the Interest Periods (as defined below) running to (but excluding) those dates at the rate specified in Condition 2.2, except that the first payment of interest on the Notes, which will be made on 31 December 1998, will be in respect of the period from and including the first date of issue of any of the Notes up to (but excluding) 31 December 1998. The period from and including the first date of issue of any of the Notes up to (but excluding) 31 December 1998 and the period from (and including) 31 December 1998 or any subsequent Interest Payment Date up to (but excluding) the next following interest payment date is herein called an "Interest Period".

      Interest shall be payable in each case only to persons who are registered as Noteholders at the close of business on the relevant record date. The "record date" shall mean the 30th day before the relevant Interest Payment Date.

2.2   Interest Rate

      The rate of interest on the Notes for each Interest Period will be the rate per annum calculated by the Company to be one per cent. below the average (rounded down where necessary to the nearest whole multiple of one-sixteenth of one per cent.) of the respective rates per annum at which any two London clearing banks selected by the Company are prepared to offer six month sterling deposits of an amount equal to the amount of Notes then outstanding (or as near thereto as practicable) to leading banks in the London Inter-bank Market for sterling at or about 11.00 a.m. (London time) on each of the last three Business Days immediately preceding the commencement of the relevant Interest Period.

      If the rate of interest cannot be established in accordance with the previous paragraph of this Condition 2.2 for any relevant Interest Period, then the rate of interest on the Notes for such Interest Period shall be such rate per annum as the Company shall determine on the basis of any two rates quoted to the Company for six month deposits of an amount equal to the outstanding principal amount of the Notes then outstanding in such other inter-bank market or markets as the Company may select, to be one per cent. below the average (rounded down, where necessary, to the nearest whole multiple of one sixteenth of one per cent) of the rates so quoted and, if a rate of interest cannot be established in accordance with the foregoing provisions of this paragraph for such Interest Period, then the rate of interest on the Notes for such Interest Period shall be the same as that applicable to the Notes during the previous Interest Period unless in any such case any one clearing bank as is referred to in the previous paragraph of this Condition 2.2 shall have been prepared to offer a rate as aforesaid in which case the rate of interest in respect of the relevant Interest Period will be calculated as if such rate were the average referred to in the previous paragraph.

2.3   Accrual

      Interest shall accrue from day to day and shall be calculated on the basis of a 365 day year (or, in the case of a leap year, a 366 day year) and the actual number of days elapsed in the relevant Interest Period.

2.4   Certification

      The certificate of the Company as to the rate of interest applicable in any Interest Period shall, save in the case of manifest error, be conclusive and binding on the Noteholders.

3. Repayment

3.1   Redemption date

      Unless previously repaid or purchased and cancelled, the Notes will be repaid by the Company in full at par on 30 June 2003 (or, if such date is not a Business Day, on the immediately preceding Business Day) together with accrued interest up to but excluding the date of repayment (subject to any requirement to deduct any applicable tax therefrom).

3.2   Redemption at Option of Noteholder

      (A) A Noteholder may require the whole or any part (being a nominal amount of (pound)100 or an integral multiple thereof) of the principal amount of any Notes held by him to be repaid at par, together with accrued interest (subject to any requirement to deduct any applicable tax therefrom) up to, but excluding, the date of payment, on the last day of each calendar quarter (being 31 March, 30 June, 30 September and 31 December or if any such day is not a Business Day on the immediately preceding Business Day) (each a "Quarter Date") falling on or after 30 June 1999 but prior to 30 June 2003 (any such date being a "Repayment Date") by giving to the Company not less than 30 days' notice in writing to expire on or before the relevant Quarter Date. No such notice may be given in respect of Notes which are the subject of a notice of redemption already given by the Company pursuant to Condition 3.3.

      (B) Such right shall be exercisable by the Noteholder concerned by completing and signing a Notice of Repayment in the form printed on the certificate comprising or including the Notes to be repaid (or in such other form as the Directors may approve) and depositing the same at the Company's registered office or, if different, the Transfer Office not less than 30 days before the relevant Repayment Date accompanied by such evidence (if any) as the Directors may reasonably require to prove the title of the person requiring repayment where such person is not the registered Noteholder. A notice given to the Company in accordance with this Condition shall, except with the consent of the Company, be irrevocable.

      (C) Against such delivery, the Company shall on the relevant Repayment Date pay to the Noteholder concerned the principal amount of his Notes or, as the case may be, the part thereof to be repaid, together with interest accrued up to (but excluding) the date of repayment (subject to any requirement to deduct any applicable tax therefrom) and in the case of partial redemption shall issue and deliver to the Noteholders a certificate for the balance of the Notes which remain unredeemed.

3.3   Redemption at Option of Company

      (A) If, at any time the nominal amount of all of the Notes outstanding is less than (pound)250,000, the Company has the right on giving to the holders of outstanding Notes not less than 30 days' notice in writing (such notice not to take effect prior to 30 June 1999) to redeem all (but not some only) of the outstanding Notes by payment of the nominal amount thereof together with accrued interest (subject to any requirement to deduct any applicable tax therefrom) up to (but excluding) the date of repayment.

      (B) If at any time any payment of interest in respect of the Notes would fail to be treated as a distribution by the Company for United Kingdom corporation tax purposes, the Company has the right on giving not less than 30 days' notice in writing to the Noteholders to redeem all (but not some only) of the Notes at par together with accrued interest (subject to any requirement to deduct any applicable tax therefrom) up to (but excluding) the date of repayment.

      (C) Notwithstanding the provisions of Condition 3.3(A) above, the Company has the right on the death or bankruptcy of a Noteholder by giving not less than 30 days' notice expiring on any Business Day after the first anniversary of the date of death or making of the bankruptcy order to the personal representatives or trustee (respectively) of such Noteholder, or (in the case of bankruptcy only) the Noteholder himself, to redeem all (but not some only) of the outstanding Notes held by such Noteholder (whether alone or jointly with any other persons) by payment of the nominal amount thereof together with accrued interest (subject to any requirement to deduct any applicable tax therefrom) up to (but excluding) the date of repayment.

3.4   Events of Default

      Notwithstanding any other provision of the Instrument, but subject to these Conditions, each Noteholder shall be entitled to require, upon written notice by such Noteholder to the Company, all or any part (being (pound)1 nominal amount or any multiple thereof) of the Notes registered in the name of that Noteholder (so far as not previously redeemed or repaid and unless otherwise agreed by that Noteholder) to be immediately repaid at par together with accrued interest up to but excluding the date of payment (less any applicable tax required to be deducted therefrom) if:

      (A) any principal or interest on any of the Notes held by that Noteholder shall fail to be paid in full within 30 days after the due date for payment thereof; or

      (B) an order is made by a competent court or an effective resolution is passed for the winding-up or dissolution of the Company (other than for the purposes of a solvent reconstruction or a solvent amalgamation or a members' voluntary winding-up on terms previously approved by an Extraordinary Resolution of Noteholders); or

      (C) an encumbrancer takes possession or a trustee, receiver, administrator, administrative receiver or similar officer is appointed or an administration order is made in respect of the Company or in respect of all or substantially all of the undertaking of the Company and such person has not been paid out or discharged, or the order stayed, within 30 days.

      The Company shall notify the Noteholders forthwith upon it becoming aware of the occurrence of any of the events specified in this Condition 3.

4. Purchase

The Company may at any time by agreement with the relevant Noteholders purchase any Notes at any price by tender, private treaty or otherwise.

5. Cancellation

Any Notes repaid under Condition 3 or purchased under Condition 4 will be cancelled and will not be available for re-issue.

6. Guarantee

6.1 Any payment made by the Guarantor under Clause 8 of the Instrument to any Noteholder or other person deriving title therefrom shall pro tanto discharge the obligations of the Company to make payment of such amount under these Conditions and/or the Notes and/or the Instrument.

6.2 Under Clause 8 of the Instrument, the Guarantor guarantees, irrevocably and subject to the terms and conditions of the Instrument, to each of the Noteholders that, if the Company does not pay any amount payable by it under the Notes by the time and on the date specified in these Conditions for such payment (whether on the normal due date, on acceleration or otherwise), the Guarantor will pay that sum to the relevant Noteholder within five Business Days of demand being made therefor in writing by the relevant Noteholder or person claiming thereunder Provided that the amount payable hereunder in respect of each (pound)1.00 Note shall not at any time and from time to time exceed

      (A)   in the case of principal, (pound)1.00; and

      (B) in the case of interest, an amount calculated in accordance with the following formula:

      A  =  B/C

      where

      A = the maximum amount of interest recoverable from the Guarantor in respect of such (pound)1 of principal at such time;

      B = (pound)375,000 less an amount equal to the aggregate of all amounts (if any) paid by the Guarantor under the Instrument in respect of interest prior to such time; and

      C = the aggregate principal amount of Notes which have been issued and not redeemed or repaid by the Company as most recently certified by the Company to the Guarantor pursuant to Clause 8.2 of the Instrument.

6.3 Demands given to the Guarantor under the Instrument must be made in accordance with Clause 8 thereof, in writing and addressed and delivered to the Guarantor at its London branch at 1 Alie Street, London El 8DE marked for the attention of Trade Finance Department, Ref: 6008GT 003823 /98 and must specify the full name and registered address of the Noteholder, the amount payable but unpaid by the Company (if known) and the date on which such amount fell due.

7. No set-off

All payments to be made under the Instrument and these Conditions shall be made without set-off or counterclaim and without any withholding or deduction for or on account of tax other than as required by law from time to time.

8. Modification

The provisions of the Instrument and the rights of the Noteholders are subject to modification, abrogation or compromise in any respect with the sanction of an Extraordinary Resolution (as defined in Schedule 3 to the Instrument) of the Noteholders and the consent of the Company and the Guarantor.

9. Further issues of Notes

9.1 Subject to the terms of the Offer and the limit in Clause 2.1 of the Instrument, the Company shall be at liberty (and without the consent of any then existing Noteholders or the Guarantor) to create and issue Notes by way of consideration under the Offer.

10. Delivery up of certificates

10.1  Personal Representatives and Trustees in Bankruptcy

      References to a "Noteholder" in this Condition 9 shall, where the situation relates to a redemption pursuant to Condition 3.3 (C), be deemed to be references to either the Noteholder or the personal representatives or trustee in bankruptcy of such Noteholder, as the Company may in its reasonable discretion determine.

10.2  Delivery up of Certificates

      On the date and at the place fixed for redemption, each Noteholder whose Notes are to be redeemed may be required to deliver to the Company the certificate or certificates therefor. Upon such delivery (if required) and against an appropriate discharge by the Noteholder for the repayment money (if required) the Company shall pay to the Noteholder the amount payable to him in respect of such repayment and such repayment may be made through a bank if the Company shall think fit.

10.3  Deposit of Redemption Monies

      If the Company shall require a Noteholder, any of whose Notes are liable to be repaid under these Conditions or the Instrument, to deliver to the Company the certificate or certificates therefor and such Noteholder shall fail or refuse to deliver up the certificate or certificates therefor or to provide an indemnity in a form acceptable to the Directors on the date and at the place fixed for the repayment thereof or if a Noteholder shall fail or refuse to accept payment of the redemption moneys payable in respect thereof, the moneys payable to such Noteholder may be set aside by the Company and paid into a separate bank account and held by the Company in trust for such Noteholder (on terms that if the failure or refusal which resulted in the payment being made into the bank account is remedied then payment of such moneys shall be made to the Noteholder on demand) and such setting aside and payment shall be deemed for all the purposes of these Conditions to be a payment to such Noteholder and the Company shall (without prejudice to the terms of such trust as aforesaid) thereby be discharged from all obligations in connection with such Notes. If the Company shall place the moneys so set aside on deposit at a bank (being an authorised institution under the Banking Act 1987) the Company shall not thereby be responsible for the safe custody of such moneys or for interest thereon except such interest (if any) as the said moneys may earn whilst on deposit less any expenses incurred by the Company in connection therewith. Any such amount so paid or deposited which remains unclaimed after a period of six years in the case of interest, and 12 years in the case of principal from the date on which the relevant payment first became due shall revert to the Company and the relevant Noteholders shall cease to be entitled thereto, notwithstanding that, in the intervening period, the obligation to pay the same may have been accounted for in the books, accounts and other records of the Company.

11. Manner of payment

11.1  Interest and Principal

      The interest payable in respect of any Notes (less any tax required to be deducted therefrom) and a payment of principal owing on the Notes or any part thereof shall be paid by cheque or warrant or in such other manner as may be agreed by the Company and the relevant Noteholder (and, in the case of payments to be made by the Guarantor, agreed by the Guarantor):

      (A) made payable to and sent to the registered holder thereof at his registered address; or

      (B) in the case of joint registered holders made payable to and sent to that one of the joint registered holders who is first named on the Register in respect of such Notes at his registered address; or

      (C) made payable to such person or persons and sent to such address as the registered holder or all the joint registered holders may in writing, received by the Company or, in the case of payments to be made by the Guarantor, the Guarantor at least 15 Business Days prior to the date of payment, to the Company or, as the case may be, the Guarantor direct.

11.2  Death or bankruptcy

      On a redemption of Notes by the Company pursuant to Condition 3.3 following the death or bankruptcy of a Noteholder the Company may, in its absolute discretion, pay any amount which would otherwise under this Condition 11 be payable to such Noteholder to his personal representatives or his trustee (as the case may be) on such person producing such proof of appointment as the Directors may reasonably require.

11.3  Post

      Every such cheque or warrant shall be sent through the post in a pre-paid cover at the risk of the person entitled to the moneys represented thereby and payment of any such cheque or warrant by the banker upon whom it is drawn shall be a satisfaction of the moneys represented thereby.

11.4  Unpaid Interest

      No unpaid interest shall bear interest against the Company or the Guarantor.

12. Notices

12.1  Post

      Any notice or other document (including a certificate for Notes) may be served on or delivered to any Noteholder by the Company either personally or by sending it through the post in a pre-paid cover addressed to such Noteholder at his registered address or (if he has no registered address within the United Kingdom) to the address, if any, within the United Kingdom supplied by him to the Company as his address for the service of notices, or by delivering it to such address, addressed as aforesaid. Any notice or document served on or delivered to that one of the joint holders of any Notes whose name stands first in the Register in respect of such Notes shall be sufficient notice to or service on all the joint holders in their capacity as such. For such purpose a joint holder having no registered address in the United Kingdom and not having supplied an address within the United Kingdom for the service of notices shall be disregarded.

12.2  Death or bankruptcy

      Notice may be given to the persons entitled to any Notes in consequence of the death or bankruptcy of any Noteholder by sending the same by post in a pre-paid cover addressed to them by name or by the title of the personal representatives or trustees of such holder at the address (if any) in the United Kingdom supplied for the purpose by such persons or (until such address is supplied) by giving notice in the manner in which it would have been given if the death or bankruptcy had not occurred.

12.3  Delivery

      Where a notice or other document is served or delivered by post, service or delivery shall be deemed to be effected at the expiration of 24 hours (or, where second-class mail is employed, 48 hours) after the time when the cover containing the same is posted and in proving such service or delivery it shall be sufficient to prove that such cover was properly addressed, stamped and posted.

12.4  United Kingdom

      A Noteholder who, having no registered address within the United Kingdom, has not supplied to the Company an address within the United Kingdom for the service of notices shall not be entitled to receive notices from the Company.

                               NOTICE OF REPAYMENT

To:   The Company

1. Repayment

I/We, being the registered holder(s) of the Notes represented by this certificate, hereby give notice that I/we require repayment of
*all/(pound)[       ] of the Notes in accordance with Condition 3 endorsed
hereon. (* Delete or Complete as appropriate. Repayment of part only must be in principal amounts or multiples of (pound)100. if no indication is given of the amount of the Notes to be repaid, all of such Notes will be repaid.)

2. Method of repayment

I/We authorise and request you:

      (A) to make the cheque or warrant payable to the person whose name is set out in the box below or, if none is set out, to me/the first-named of us; and

      (B) to send it by post in a pre-paid cover at my/our risk to the person whose name and address is set out in the box below or, if none is set out, to the registered address of the sole or first-named holder.

3. Balance certificate

I/We hereby authorise the despatch of a certificate for the balance (if any) of the Notes represented by this certificate which is not repaid by post in a pre-paid cover at my/our risk to the person whose name and address is set out in the box below or, if none is set out, to the sole or first-named holder at his/her registered address.

      Signature(s) of Noteholder(s) [               ]
                                    [               ]
                                    [               ]
                                    [               ]

In the case of joint holders ALL must sign. A body corporate should execute under its common seal or under the hand of some officer or attorney duly authorised in that behalf.

Dated [           ] , [    ].

                                ----------------

Please insert in BLOCK CAPITALS in the box below the name of the person to whom you wish the cheque or warrant to be made payable (if not to you) and/or the address within the United Kingdom of the person to whom you wish the cheque or warrant and any balance certificate to be sent if it is different from that of the sole or first-named holder of the relevant Notes. If the box is left blank, the cheque or warrant will be made payable to the sole holder of the relevant Notes or the first-named holder of the relevant Notes on the Register in respect of joint holders and it and any balance certificate will be sent to the registered address of the such sole holder or first-named holder.

-----------------------------------

Name:..............................

Address:...........................

 ...................................

 ...................................

-----------------------------------

                      SCHEDULE 2: REGISTRATION AND TRANSFER

1. Registered holder

Except as required by law, the Company will recognise the registered holder of any Notes as the absolute owner thereof and shall not be bound to take notice of or see to the execution of any trust whether express implied or constructive to which any Notes may be subject and the receipt of the registered holder of any Notes or, if two or more persons are registered as joint holders of any Notes or are entitled jointly to any Notes in consequence of the death or bankruptcy of the holder, the receipt of any of them for the principal, interest or other moneys payable on or in respect of such Notes or payment of a cheque or warrant sent by post pursuant to the Conditions contained in Schedule 1 shall be a good discharge to the Company and notwithstanding any notice either may have (whether express or otherwise) of the right, title, interest or claim of any other person to or in such Notes, interest or moneys. No notice of any trust express, implied or constructive shall (except as aforesaid) be entered in the Register in respect of any Notes.

2. Entitlement

Every Noteholder will be recognised by the Company as entitled to his Notes free from any equity set-off or cross-claim on the part of the Company against the original or any intermediate holder of the Notes.

3. Method of transfer

Subject to Clause 11, the Notes are transferable in whole or in part in nominal amounts or multiples of (pound)1.00 by instrument in writing in the usual or common form (or in any other form which the Directors may approve). Every instrument of transfer must be signed by or on behalf of the transferor but need not be signed by or on behalf of the transferee. The transferor shall be deemed to remain the holder of the Notes concerned until the name of the transferee is entered in the Register in respect thereof. The Company shall not be obliged to give effect to any such instrument which purports to transfer any Notes in respect of which notice of repayment shall have been given or any other security in addition to the Notes or which is not in compliance with applicable law.

4. Documents required for transfer

Every instrument of transfer must be delivered for registration to the Transfer Office accompanied by the certificate for the Notes to be transferred and such other evidence as the Directors may require to prove the title of the transferor or his right to transfer the Notes and, if the instrument of transfer is executed by some other person on his behalf, the authority of that person so to do and, if so required by the Directors, evidence that the transferee is not a U.S. Person (as defined in Clause 11 below). All instruments of transfer which are registered may be retained by the Company for so long as it thinks fit together with the cancelled certificates for the Notes. if the transfer of any Notes is of part only of the Notes represented by any certificate the Company shall issue and deliver to the transferring Noteholder a certificate for the balance which is not transferred.

5. Charges

The Company may, at its reasonable discretion, levy reasonable charges for the registration of any transfer or for the registration of any probate, letters of administration, certificate of marriage or death, power of attorney or other document relating to or affecting the title to any Notes or otherwise for making any entry in the Register affecting the title to any Notes.

6. Suspension

The registration of transfers may be suspended at such times and for such periods as the Directors may from time to time determine provided that such registration shall not be suspended for more than 30 days in any one year.

7. Transfer of title

In the case of the death of a Noteholder, the survivors or survivor, where the deceased was a joint holder, and the executors or administrators of the deceased, where he was a sole or only surviving holder, shall be the only persons recognised by the Company as having any title to such Notes.

8. Death or bankruptcy

8.1 Any person becoming entitled to Notes in consequence of the death or bankruptcy of a Noteholder may, upon supplying to the Company such evidence as the Directors may reasonably require to show his title to the Notes elect to be registered himself as the holder of such Notes or, subject to the preceding paragraphs as to transfer, to transfer such Notes.

8.2 The Company shall be at liberty to withhold payment of all moneys payable in respect of Notes to which this paragraph applies until such person shall be registered or shall have duly transferred the same as aforesaid.

8.3 The Directors shall also have power by notice in writing to require any such person as aforesaid to elect to transfer the Notes in question or to be registered as the holder thereof and, in the event of his failing so to elect within 60 days of being required so to do, he shall be deemed to have elected to be registered as the holder of the Notes and may be registered accordingly.

8.4 The provisions of this Clause 8 shall not affect the ability of the Company to exercise its right of redemption on the death or bankruptcy of a Noteholder under Condition 3.3(C).

9. Replacement certificates

if any certificate for Notes shall be damaged or defaced then upon delivery up thereof to the Directors they shall cancel the same and shall issue a new certificate in lieu thereof and if any certificate for the Notes shall be lost, stolen or destroyed then upon proof thereof to the satisfaction of the Directors and compliance with such Conditions as to evidence and indemnity and the payment of out-of-pocket expenses of the Company in connection therewith as the Directors may think fit a new certificate in lieu thereof will be issued. An entry as to the issue of the new certificate and indemnity (if any) shall be made in the Register.

10. Overseas Registration

The Notes issued pursuant to this Instrument have not been and will not be registered under the United States Securities Act of 1933, as amended (the "Securities Act"), or under any relevant securities laws of any state or district of the United States, Canada, Australia, Japan or any other country. Accordingly, unless an exemption under such act or laws is available, the Notes may not be offered, sold, re-sold or delivered, directly or indirectly, by any person in or into the United States, Canada, Australia or Japan or to any U.S. person (as defined in Regulation S under the Securities Act).

                       SCHEDULE 3: MEETINGS OF NOTEHOLDERS

1. Right to call

The Company may, and shall at the request in writing of persons holding not less than 15 per cent. in nominal amount of the Notes, convene a meeting of Noteholders. Any such meeting shall be held at such place in England as the Directors shall determine.

2. Notice period

At least 14 days' notice or, in the case of a meeting at which it is proposed to pass an Extraordinary Resolution, at least 21 days' notice (exclusive in each case of the day on which the notice is served or deemed to be served and of the day on which the meeting is to be held) of every meeting shall be given in the manner provided in the Conditions to all Noteholders other than such as are not under the provisions of the Conditions entitled to receive such notices. The notice shall specify the place day and hour of meeting and the general nature of the business to be transacted thereat but (except in the case of an Extraordinary Resolution) it shall not be necessary to specify in the notice the terms of any resolution to be proposed. The accidental omission to give notice to or the non-receipt of notice by any Noteholder entitled thereto shall not invalidate the proceedings at any meeting.

3. Quorum

At any meeting other than a meeting at which it is proposed to pass an Extraordinary Resolution two Noteholders present in person or by proxy and holding or representing not less than one-tenth in nominal amount of the Notes for the time being outstanding shall be a quorum. The quorum at any meeting at which it is proposed to pass an Extraordinary Resolution shall be two Noteholders present in person or by proxy and holding or representing not less than one third in nominal amount of the Notes for the time being outstanding. No business (other than the choosing of a Chairman) shall be transacted at any meeting unless the requisite quorum is present at the time when the meeting proceeds to business.

if within 15 minutes from the time appointed for the meeting (or such longer period as the Chairman of the meeting may think fit to allow) a quorum is not present the meeting, if convened on the requisition of Noteholders, shall be dissolved. In any other case it shall stand adjourned to such other day and such time (being not less than 14 days nor more than 42 days thereafter) and place as may be appointed by the Chairman. At such adjourned meeting, the Noteholders present in person or by proxy, whatever the number of persons or the nominal value of the Notes held by them, shall form a quorum and shall have power to pass any Extraordinary Resolution or other resolution and to decide upon all matters which could properly have been disposed of at the meeting from which the adjournment took place.

At least seven days' notice (exclusive as aforesaid) of any such adjourned meeting of Noteholders at which an Extraordinary Resolution is to be proposed shall be given in the same manner mutatis mutandis as for the original meeting and such notice shall state that the Noteholders present in person or by proxy at the adjourned meeting will form a quorum.

4. Chairman

Some person (who may but need not be a Noteholder) nominated in writing by the Company shall preside as Chairman at every meeting and, if no such person is nominated or if at any meeting the person nominated shall not be present within 15 minutes after the time appointed for holding the meeting and the Company makes no further nomination, the Noteholders present shall choose one of their number to be Chairman. Any Director and the secretary, solicitors, auditors and financial advisers of the Company and any other person authorised in that behalf by the Company may attend and speak at any meeting.

5. Right to adjourn

The Chairman of any meeting at which a quorum is present may with the consent of the meeting and shall if so directed by the meeting adjourn the meeting from time to time (or sine die) and from place to place but no business shall be transacted at any adjourned meeting except business which might lawfully have been transacted at the meeting from which the adjournment took place. Where a meeting is adjourned sine die, the time and place for the adjourned meeting shall be fixed by the Directors. When in accordance with this Clause a meeting is adjourned for 30 days or more or sine die, not less than seven days' notice (exclusive as aforesaid) of the adjourned meeting shall be given in the same manner mutatis mutandis as for the original meeting. Save as aforesaid and as provided in Clause 3 of this Schedule it shall not be necessary to give any notice of an adjournment or of the business to be transacted at an adjourned meeting.

6. Voting

At any meeting a resolution put to the vote of the meeting shall be decided on a show of hands, unless a poll is (before or on the declaration of the result of the show of hands) demanded by the Chairman or by one or more Noteholders present in person or by proxy and holding or representing not less than one-twentieth in nominal amount of the Notes for the time being outstanding other than Notes in respect whereof notice requiring repayment shall have been given. Unless a poll is so demanded a declaration by the Chairman that a resolution has been carried or carried unanimously or by a particular majority or lost shall be conclusive evidence of that fact without proof of the number or proportion of the votes recorded in favour of or against such resolution. If a poll is duly demanded it shall be taken in such manner (including the use of ballot or voting papers or tickets) as the Chairman may direct and the result of such poll shall be deemed to be the resolution of the meeting at which the poll was demanded.

7. Casting vote

In the case of an equality of votes, whether on a show of hands or on a poll, the Chairman of the meeting at which the show of hands takes place or at which the poll is demanded shall be entitled to a casting vote in addition to the vote or votes (if any) to which he may be entitled as a Noteholder or as a proxy for a Noteholder.

8. Poll

A poll demanded on the election of a Chairman or on a question of adjournment shall be taken forthwith. A poll demanded on any other question shall be taken either immediately or at such time (not being more than thirty days from the date of the meeting) and place as the Chairman may direct. No notice need be given of a poll not taken immediately.

9. Continuance

The demand for a poll shall not prevent the continuance of a meeting for the transaction of any business other than the question on which the poll has been demanded. The demand for a poll may be withdrawn.

10. Entitlement to vote

On a show of hands every Noteholder who is present in person shall have one vote. On a poll votes may be given personally or by proxy and every Noteholder who is present in person or by proxy shall have one vote for every (pound)1.00 in nominal amount of the Notes of which he is the holder. A person entitled to more than one vote need not use all his votes or cast all the votes he uses in the same way.

11. Seniority

In the case of joint registered holders of Notes the vote of the senior who tenders a vote whether in person or by proxy shall be accepted to the exclusion of the votes of the other joint holders and for this purpose seniority shall be determined by the order in which the names stand in the Register in respect of the Notes.

12. Proxies

Every instrument appointing a proxy shall be in writing under the hand of the appointor or of his attorney or, if such appointor is a corporation, under its common seal or under the hand of some duly authorised officer or attorney of the corporation. In the case of an instrument of proxy purporting to be signed on behalf of a corporation by an officer thereof it shall be assumed unless the contrary appears that such officer was duly authorised to sign such instrument of proxy on behalf of the corporation without further evidence of the fact.

13. Status of proxy

A person appointed to act as a proxy need not be a Noteholder.

14. Appointment of proxies

The instrument appointing a proxy and the letter of power of attorney or other authority (if any) under which it is signed or a duly certified copy thereof shall be deposited at such place as may be specified for that purpose in or by way of note to or in any document accompanying the notice convening the meeting (or, if no place is specified, at the Transfer Office) at least 48 hours before the time appointed for holding the meeting or adjourned meeting or (in the case of a poll taken otherwise than at or on the same day as the meeting or adjourned meeting) for the taking of the poll at which the person named in the instrument proposes to vote and in default the instrument of proxy shall not be treated as valid. No instrument appointing a proxy shall be valid after the expiration of 12 months from the date named in it as the date of its execution.

15. Method of appointment

Every instrument appointing a proxy may be in any usual or common form or in any other form which the Directors may approve. An instrument appointing a proxy shall be deemed to include the right to demand or join in demanding a poll. A proxy whether in the usual or common form or not shall unless the contrary is stated thereon be valid as well for any adjournment of the meeting as for the meeting to which it relates and need not be witnessed.

16. Voting powers of proxies

A vote given in accordance with the terms of an instrument of proxy shall be valid notwithstanding the previous death or insanity of the principal or revocation of the proxy or of the authority under which the proxy was executed provided that no intimation in writing of such death, insanity or revocation shall have been received by the Company at the Transfer Office more than 48 hours before the commencement of the meeting or adjourned meeting or, in the case or a poll taken otherwise than at or on the same day as the meeting or adjourned meeting, the time appointed for the taking of the poll at which the proxy is used.

17. Appointment of representative

Any company or corporation which is a Noteholder may by resolution of its directors or other governing body authorise any person to act as its representative at any meeting of the Noteholders and such representative shall be entitled to exercise the same powers on behalf of the company or corporation as the company or corporation could exercise if it were a individual Noteholder and such company or corporation shall for the purpose of these provisions be deemed to be present in person at any such meeting if a person so authorised is present thereat.

18. Additional powers

A meeting of Noteholders shall in addition to all other powers have the following powers exercisable by Extraordinary Resolution:

18.1 power to sanction any scheme of arrangement or any scheme for the reconstruction of the Company or for the amalgamation of the Company with any other company;

18.2 power to sanction the exchange of the Notes for, or the conversion of the Notes into, shares, stock, debentures, debenture stock or other obligations or securities of the Company, or any other company formed or to be formed;

18.3 power to sanction the release of the Company from the payment of all or any part of the principal moneys and interest owing upon the Notes, and other moneys payable pursuant to this Instrument;

18.4 power to sanction any modification, abrogation or compromise of, or arrangement in respect of, the rights of the Noteholders against the Company whether such rights shall arise under these presents or the certificates for the Notes or otherwise;

18.5 power to assent to any modification or abrogation of the Conditions to which the Notes are subject and/or of the provisions contained in these presents and to authorise the execution of any supplemental deed embodying any such modification or abrogation;

18.6 power to give any sanction, approval, authority, direction or request which under any of the provisions of these presents is required to be given by Extraordinary Resolution; and

18.7 power to appoint any persons (whether Noteholders or not) as a committee to represent the interests of the Noteholders and to confer upon such committee any powers or discretions which the Noteholders could themselves exercise

PROVIDED THAT no modification of the said Conditions or provisions shall take effect unless and until the Company and the Guarantor shall have consented and agreed thereto.

19. Extraordinary resolutions

An Extraordinary Resolution passed at a meeting of the Noteholders duly convened and held in accordance with these presents shall be binding upon all the Noteholders whether or not present at the meeting and each of the Noteholders shall be bound to give effect thereto accordingly.

20. Resolutions in writing

A resolution in writing signed by Noteholders who for the time being are entitled to receive notice of meetings in accordance with the provisions herein contained and hold not less than 75 per cent. in nominal amount of the Notes shall for all purposes be as valid and effectual as an Extraordinary Resolution passed at a meeting duly convened and held in accordance with the provisions herein contained and may consist of several documents in the like form each signed by or on behalf of one or more of the Noteholders. In the case of a corporation the resolution may be signed on its behalf by a Director or the secretary thereof or by its duly authorised representative or duly appointed attorney.

21. Meaning of Extraordinary resolution

The expression "Extraordinary Resolution" means a resolution passed at a meeting of the Noteholders duly convened and held in accordance with the provisions herein contained and carried by a majority consisting of not less than 75 per cent. of the persons voting thereat upon a show of hands or, if a poll is duly demanded, by not less than 75 per cent. of the votes given on such a poll, whether such votes are cast in person, by authorised representative, or by proxy.

22. Minutes

Minutes of all resolutions and proceedings at every meeting shall be made and duly entered in books to be from time to time provided by the Company. Any such minute as aforesaid, if purporting to be signed by the Chairman of the meeting at which such resolutions were passed or proceedings had or by the Chairman of the next succeeding meeting of Noteholders, shall be conclusive evidence of the matters therein stated and, until the contrary is proved, every such meeting in respect of the proceedings of which minutes have been made and signed shall be deemed to have been duly held and convened and all resolutions passed or proceedings had thereat to have been duly passed and had.

23. Governing Law

The Notes and the Instrument shall be governed by and construed in accordance with English law.

                                   SCHEDULE 4

                                 FORM OF DEMAND

To: Bank of America National Trust & Savings Association London Branch 1 Alie Street
      London El 8DE

      Attention :   Trade Finance Department
                    Ref: 6008GT 003823 /98

1. This demand is sent pursuant to the terms of a deed poll (the "Loan Note Instrument") entered into on 10 September, 1998 by IMPAC Europe Public Limited Company (the "Company") and Bank of America National Trust & Savings Association acting through its London Branch (the "Guarantor"). Terms defined in the Loan Note Instrument shall bear the same meanings when used in this demand.

2. I/We am/are the registered holder of Notes issued under the terms of the Loan Note Instrument in an aggregate principal amount of (pound)[amount in figures].

      Name                [                      ]

      Registered address  [                      ]

[3. I/We enclose the Certificate(s) relating to the Notes(s) in respect of which the demand is made or an appropriate indemnity in favour of the Guarantor (as previously agreed by the Guarantor pursuant to Clause 8.3
      (B) of the Loan Note Instrument.] To be included in the case of a demand for redemption of principal.

4.    I/We claim the following sums:

            (i)   the amount of principal of (pound)[amount in figures] and/or

            (ii) the amount of interest on the principal amount of (pound)[amount in figures] in respect of interest accruing in respect of Interest Periods ending on the dates:

                  Date          Amount of Interest
                  ----          ------------------



5. I/We confirm that to the best of my/our knowledge having made full and proper enquiries:

            (I) that, in the case of a demand for redemption of principal payable in respect of the Notes, none of the Notes in respect of which such claim is made has been cancelled, redeemed or repurchased by the Company;

            (ii) the sum demanded is due and payable by the Company and all conditions and demands necessary in connection with them under the Loan Note Instrument have been fulfilled and made and any grace period relating to them has elapsed;

            (iii) the Company has failed to pay the sum demanded in this notice and such sum remains unpaid as at the date of this demand; and

            (iv) that this demand is made within six months of the failure by the Company to pay the sum demanded in this notice within 30 days of the due date for payment of such sum.

6. Payments under this demand should be made by way of cheque or warrant made payable to the person or persons specified below and sent by post in a pre-paid cover at my/our risk to the address specified below or, if no person or persons' address is specified below, to the [first named] registered holder of the Notes referred to above at his/her its address specified on the Register:

        ........................
        ........................
        ........................
        ........................

7.    Please acknowledge receipt of this demand and the enclosed
      Certificate(s)/appropriate indemnity.

Signed............................

By or on behalf of the
Registered Holder[s]


Above Signature confirmed to be            Above Signature confirmed to be
the signature of                           the signature of
Mr/Mrs [name of registered holder]         Mr/Mrs [name of registered holder]


by................................

Noteholder's Bankers/Solicitors

Bank/Firm             [               ]

Officer/Partner       [               ]

Date                  [               ]

                                           /s/ [ILLEGIBLE]
SIGNED by LN            )                  .........................
and by     AW           )                  Director
and thereby executed by )
IMPAC EUROPE PUBLIC     )
LIMITED COMPANY         )                  /s/ [ILLEGIBLE]
as its Deed             )                  .........................
                                           Director Secretary

executed as a Deed by   )
BANK OF AMERICA         )
NATIONAL TRUST &        )                  /s/ [ILLEGIBLE]
SAVINGS ASSOCIATION     )                  .........................
acting by                                  Vice President

and by                                     /s/ [ILLEGIBLE]
                                           .........................
                                           Vice President